Exhibit 99-2
                                ESCROW AGREEMENT


          ESCROW AGREEMENT, dated as of December 16, 2004 (this "Agreement"), by and among Fila - Fabbrica Italiana Lapis Ed Affini S.p.A., an Italian corporation ("Fila"), Dixon Ticonderoga Company, a Delaware corporation ("Dixon"), and Wachovia Bank, National Association, as escrow agent (the "Escrow Agent").

                                 R E C I T A L S


          A. Fila, Dixon and Pencil Acquisition Corp, a newly formed Delaware corporation and wholly-owned subsidiary of Fila ("Merger Sub"), are parties to an Agreement and Plan of Merger, dated as of December 16, 2004 (the "Merger Agreement"), pursuant to which, among other things, Merger Sub (i) will commence a cash tender offer (the "Offer") to acquire all of the issued and outstanding shares of common stock, par value $1.00 per share, of Dixon (the "Common Stock") for $7.00 per share in cash and (ii) will be merged with and into Dixon following consummation of the Offer (the "Merger"). Capitalized terms not defined in this Agreement shall have the meanings given therefor in the Merger Agreement.

          B. The Merger Agreement provides that, immediately upon execution of the Merger Agreement, Fila shall deposit with the Escrow Agent, as escrow agent, pursuant to this Agreement, the amount of $800,000 in cash (the "Deposit"), which shall be returned to Fila within three (3) Business Days after the valid termination of the Merger Agreement, unless payable to Dixon pursuant to the Merger Agreement. The Merger Agreement further provides that Fila, at the time the Offer expires and upon written direction to the Escrow Agent, may cause the Escrow Agent to deliver the Deposit to the bank or trust company appointed by Fila to serve as paying agent for the purpose of purchasing shares of Common Stock in the Offer.

          C. Fila and Dixon desire the Escrow Agent to act as the escrow agent to hold the Deposit and the Escrow Agent is willing to act as such escrow agent. The Escrow Agent agrees to act in accordance with the terms of this Agreement and is not a party to any other agreement referenced herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Escrow Deposit. Immediately upon execution of the Merger Agreement, and pursuant to its obligation under Section 4.9 of the Merger Agreement, Fila shall cause the Deposit to be delivered to the Escrow Agent, as escrow agent, and deposited in an escrow account (the "Escrow Account"). Because of time differences and currency differences, it is understood that the Escrow Agent may not receive the Deposit until two business days after the execution of this Agreement. Fila and Dixon hereby direct the Escrow Agent to invest amounts on deposit in the Escrow Account in the investment indicated on Annex A unless otherwise directed in writing by Fila and Dixon.

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

          2. Duties of Escrow Agent.

               (a) The Escrow Account shall at all times remain segregated from all other funds and assets owned or held by the Escrow Agent and shall be maintained, invested, released and distributed by the Escrow Agent in accordance with the provisions contained in this Agreement. The Escrow Agent shall keep appropriate records with respect to the funds in the Escrow Account, including interest income earned in respect thereof.

               (b) Upon receipt of a letter addressed to the Escrow Agent and signed by an authorized officer of each of Fila and Dixon stating that the Merger Agreement has been terminated pursuant to Section 6.1 of the Merger Agreement (the "Termination Letter"), the Escrow Agent shall return the Deposit, including any interest accrued thereon, to Fila within three (3) Business Days of the date of the termination of the Merger Agreement as set forth in the Termination Letter; provided, however, that if the Termination Letter states that the Merger Agreement has been terminated pursuant to Section 6.1(g) or
Section 6.1(h) of the Merger Agreement (or, alternatively, states that the Deposit is payable to Dixon pursuant to Section 6.4(b) of the Merger Agreement), then the Escrow Agent shall deliver the Deposit, including any interest accrued thereon, to Dixon within three (3) Business Days following the date of the termination of the Merger Agreement as set forth in the Termination Letter.

               (c) Upon receipt of a letter addressed to the Escrow Agent and signed by an authorized officer of Fila stating that the Offer has expired, the Escrow Agent shall, at Fila's request as set forth in such letter, deliver the Deposit, including any interest accrued thereon, to the Paying Agent for the purpose of permitting Merger Sub to purchase shares of Common Stock pursuant to the Offer.

               (d) If any dispute arises between Fila and Dixon as to entitlement to the Deposit, or if the Escrow Agent is uncertain as to its obligations hereunder, the Escrow Agent may, but shall not be obligated to, either (i) commence an interpleader action against Fila and Dixon in any state or federal court sitting in the State of Florida having jurisdiction over the subject matter of such action (the "Court"), requesting that the Court determine the respective rights, duties and obligations of the parties to this Agreement, and upon compliance with a final order of the Court, the Escrow Agent automatically shall be released from any obligations or liabilities as a consequence of any such claims or demands, or (ii) refrain from any action and continue to hold the Deposit pending a resolution of the dispute by either a court of competent jurisdiction or by a written agreement signed by Fila and Dixon. For the purposes of any action or proceeding contemplated by clause (i) above, each party to this Agreement hereby consents to the personal jurisdiction of any state or federal court sitting in the State of Florida and agrees that service of process in any such action or proceeding may be made by certified or registered mail at the address for notices to such party provided in Section 4 of this Agreement.

               (e) The Escrow Agent assumes no responsibilities, obligations or liabilities except those expressly provided for in this Agreement, as circumscribed by the following limitations thereon: (i) the Escrow Agent shall not be required to invest any funds held hereunder except as directed by this Agreement and it is expressly agreed and understood by the parties hereto that the Escrow Agent shall not in any way whatsoever be liable for losses on any investments, including but not limited to, losses from market risk due to premature liquidation or resulting from other actions taken pursuant to this


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

Agreement; (ii) the Escrow Agent shall have no responsibility, obligation or liability to any person with respect to any action taken, suffered or admitted to be taken by it in good faith under this Agreement and shall in no event be liable hereunder except for its gross negligence or willful misconduct; (iii) no reference in this Agreement to any other agreement shall be construed or deemed to enlarge the responsibilities, obligations or liabilities of the Escrow Agent set forth in this Agreement, and the Escrow Agent is not charged with knowledge of any other agreement; (iv) absent actual knowledge to the contrary, the Escrow Agent shall be protected in relying upon the truth of any statement contained in any notice, request, direction, certificate, approval, consent, or other proper paper, which on its face, and without inquiry as to any other facts, appears to be genuine and to be signed by the purportedly proper party or parties, and is entitled to believe all signatures are genuine and that any person signing any such paper who claims to be duly authorized, is, in fact, so authorized; (v) the Escrow Agent shall be entitled to act in accordance with any order or other determination by the Court; (vi) the Escrow Agent shall have no responsibility to make any payment from the Escrow Account that exceeds the amount thereof; and
(vii) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents. Nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction. The Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amending or supplementing this Agreement or of any other agreement. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of Fila, Dixon or Merger Sub and become pecuniarily interested in any transaction in which Fila, Dixon or Merger Sub may be interested, and contract and lend money to Fila, Dixon or Merger Sub and otherwise act as fully and freely as though it were not the Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for Fila, Dixon or Merger Sub or for any other entity.

          3. Fees of Escrow  Agent;  Annex A. For the  services  rendered by the
Escrow Agent under this Agreement, Fila shall pay the Escrow Agent's compensation according to the Escrow Agent's regular fee schedule, as attached hereto as Annex A. The Escrow Agent is authorized to, and may, disburse to itself from the Escrow Account, from time to time, the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which the Escrow Agent is entitled to seek indemnification pursuant to Section 5 hereof). The Escrow Agent shall notify Fila and Dixon of any disbursement from the Escrow Account to itself in respect of any such compensation or reimbursement hereunder and shall furnish to Fila and Dixon copies of all related invoices and other statements. Fila and Dixon hereby grant to the Escrow Agent a security interest in and lien upon the Deposit to secure all obligations with respect to the right to offset the amount of any compensation or reimbursement due it hereunder (including any claim for indemnification pursuant to Section 5 hereof) against the Deposit.

               The additional provisions and information set forth on Annex A are hereby incorporated by this reference, and form a part of this Agreement. Fila and Dixon each represent that all identifying information set forth on Annex A, including without limitation, its Taxpayer Identification Number assigned by the Internal Revenue Service or any other taxing authority, is true


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

and complete on the date hereof and will be true and complete at the time of any disbursement of the Deposit. Fila and Dixon acknowledge that a portion of the identifying information set forth on Annex A is being requested by the Escrow Agent in connection with the USA Patriot Act, Pub. L. 107-56 (the "Act"), and Fila and Dixon agree to provide any additional information requested by the Escrow Agent in connection with the Act or any similar legislation or regulation to which the Escrow Agent is subject, in a timely manner.

          4. Notices. All notices, requests, directions, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below and telephonic confirmation of receipt is obtained promptly after completion of transmission or
(c) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the U.S. Postal Service and properly addressed, to the party as follows:

            (i)   If to Fila:

                  Massimo Candela
                  Fila - Fabbrica Italiana Lapis Ed Affini S.p.A.
                  Via Pozzone
                  5, Milano, Italy
                  Facsimile: 39 02 35 38 546
                  Telephone:  011-39-02-38-100-363
                  Email:  Massimo.candela@fila.it

            With a copy (which shall not constitute notice) to each of:

                  Robert W. Forman, Esq.
                  Shapiro Forman Allen Miller & McPherson LLP
                  380 Madison Avenue
                  New York, NY 10017
                  Facsimile: (212) 557-1275
                  Telephone:  (212) 972-4900
                  Email:  forman@sfa-law.com

                  and

                  Alessandro Marena
                  Studio legale Marena, Bonvinci, Aghina e Ludergnani Via degli Omenoni, 2
                  20121 Milan
                  Italy
                  Facsimile: 39 02 72 02 39 04
                  Telephone:  011-39-02-72-0108-96
                  Email:  alessandro.marena@marlaw.it


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

            (ii)  If to Dixon:

                  Dixon Ticonderoga Company
                  Attention:  Gino N. Pala
                  195 International Parkway
                  Heathrow, FL  32746
                  Facsimile:  (407) 829-2574
                  Telephone:  1-800-824-9430 (ext. 107)
                  Email:  gpala@dixonusa.com

            With a copy (which shall not constitute notice) to each of:

                  Philip M. Shasteen, Esq.
                  Johnson, Pope, Bokor, Ruppel & Burns, LLP
                  100 N. Tampa Street, Suite 1800
                  Tampa, FL  33602
                  Facsimile:  (813) 225-1857
                  Telephone: (813) 225-2500 (ext. 3222)
                  Email:  PhilS@jpfirm.com

                        and

                  Michael A. Pittenger, Esq.
                  Potter Anderson & Corroon LLP
                  1313 North Market Street
                  Hercules Plaza
                  P.O. Box 951 Wilmington, DE 19899 Facsimile: (302) 658-1192
                  Telephone: (302) 984-6136
                  Email: mpittenger@potteranderson.com

            (iii) If to the Escrow Agent:

                  Wachovia Bank, National Association, as escrow agent
                  Attention:  Catherine Eddins
                  Corporate Trust Bond Administration
                  225 Water Street, 3rd Floor, FL0122
                  Jacksonville, FL  32202
                  Facsimile:  (904) 489-3131
                  Telephone:  (904) 489-5410
                  Email: catherine.eddins@wachovia.com


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

          5. Indemnification of Escrow Agent. The Escrow Agent shall be deemed to be an independent contractor in the performance of this Agreement and shall not be considered to be an agent, servant, or joint venturer of Fila or Dixon. The Escrow Agent shall be indemnified by Fila against any claim or charge made against it by reason of any action or failure to act in connection with any of the transactions contemplated by this Agreement and against any loss the Escrow Agent may sustain in carrying out the terms of this Agreement, including, without limitation, the Escrow Agent's reasonable legal fees and expenses incurred in connection with any matter related to the performance of the Escrow Agent's duties hereunder, but excluding any claim, charge or loss the Escrow Agent may sustain as a result of its gross negligence or willful misconduct. The obligations of Fila under this Section 5 and Section 3 hereof shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

          6. Removal and Resignation of the Escrow Agent; Appointment of Successor Escrow Agent. The Escrow Agent (and any successor escrow agent) may at any time be removed by the written direction of both Fila and Dixon upon prior payment of fees and expenses due to the Escrow Agent (or successor escrow agent). The Escrow Agent (and any successor escrow agent) may resign at any time by giving thirty (30) days written notice thereof to Fila and Dixon and delivering the Escrow Account to the successor escrow agent upon receiving the document appointing the new escrow agent and evidencing its acceptance of such appointment, whereupon the Escrow Agent (or successor escrow agent) shall be discharged of and from any and all further obligations arising in connection with this Agreement. If the Escrow Agent (or successor escrow agent) has not received a designation of a new escrow agent within thirty (30) days following such notice of resignation, (a) the Escrow Agent (or successor escrow agent) may submit this matter, and forward the Deposit (and any interest accrued thereon), to the Court and (b) the Escrow Agent's (or successor escrow agent's) sole responsibility after that time shall be to safekeep the Escrow Account until receipt of a designation of a successor escrow agent or a joint written disposition instruction by Fila and Dixon or a final order of the Court.

          7. Termination of this Agreement. This Agreement shall terminate on the date all amounts in the Escrow Account are disbursed in accordance with this Agreement.

          8. Entire Agreement. This Agreement, together with the Merger Agreement, constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to its subject matter and each party hereto represents and acknowledges that it has not relied in any way upon any such other agreements or understandings. Fila and Dixon acknowledge that the Escrow Agent has not received or reviewed the Merger Agreement. This Agreement may be amended, modified, supplemented or altered only by a writing duly executed by Fila, Dixon and the Escrow Agent and any prior agreements or understandings, whether oral or written, are entirely superseded hereby.

          9. Successors and Assigns. No party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect, provided, however, that any corporation or association into which the Escrow Agent may be merged or


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

converted or with which it may be consolidated, or any corporation or association to which all or substantially all of the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the successor escrow agent under this Agreement without such prior written consent or any further act. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

          10. No Waiver. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any right of further exercise or the exercise of any other right, power or privilege.

          11. Severability. In the event that any part of this Agreement is declared by any court or other judicial or administrative body of competent jurisdiction to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

          12. Governing Law; Jurisdiction. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof.

          13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.



                                   * * * * * *


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

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    FILA - FABBRICA ITALIANA LAPIS ED
                                    AFFINI S.P.A.

                                    By:  /s/ Massimo Candela
                                         -------------------
                                    Name: Massimo Candela
                                    Title:


                                    DIXON TICONDEROGA COMPANY

                                    By: /s/ Gino N. Pala
                                          --------------------
                                    Name:  Gino N. Pala
                                    Title: Chairman and Co-CEO


                                    WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                    Escrow Agent

                                    By:  /s/ Catherine Eddins
                                          -------------------
                                    Name:  Catherine Eddins
                                    Title:


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

                                     ANNEX A

1. Escrow Account.

   Escrow Account initial cash deposit amount: $800,000
                                              ---------

   Escrow Account wiring instructions:    Wachovia Bank, National Association
                                          ABA# XXXXXXXXX
                                          Account #XXXXXXXXXXX
                                          ATTN: Corporate Trust - Bond
                                                Administration
                                          FFC:  #_________________  Fila/Dixon
                                                Escrow Account

2. Fees.

      Acceptance Fee:                     $     waived
                                           --------------------------------
      Annual Escrow Fee:                  $     2,500
                                           --------------------------------
      Out-of-Pocket Expenses:             $max is 6% of annual admin charge
                                           --------------------------------
      Wire Fees:                          $     25 per wire
                                           --------------------------------
      Investment Processing Charges:      $     50 per transaction
                                           --------------------------------
      Transactional Costs:                $
                                           --------------------------------
      Other Fees/Attorney, etc.:          $     billed at cost
                                           --------------------------------
            TOTAL                         $
                                           --------------------------------

     The Acceptance Fee and the Annual Escrow Fee are payable upon execution of the escrow documents. In the event the escrow is not funded, the Acceptance Fee and all related expenses, including attorneys' fees, remain due and payable, and if paid, will not be refunded. Annual fees cover a full year in advance, or any part thereof, and thus are not pro-rated in the year of termination.

     The fees quoted in this schedule apply to services ordinarily rendered in the administration of an escrow account and are subject to reasonable adjustment based on final review of documents, or when the escrow agent is called upon to undertake unusual duties or responsibilities, or as changes in law, procedures, or the cost of doing business demand. Services in addition to and not contemplated in this agreement, including, but not limited to, document amendments and revisions, non-standard cash and/or investment transactions, calculations, notices and reports, and legal fees, will be billed as extraordinary expenses.

     Unless otherwise indicated, the above fees relate to the establishment of one escrow account. Additional sub-accounts governed by the same escrow agreement may incur an additional charge. Transaction costs include charges for wire transfers, checks, internal transfers and securities transactions.

3. Taxpayer Identification Numbers.

      Fila:    N/A
               ------------------------------

      Dixon:        23-0973760
                    ------------------------------

      Paying Agent: to be provided
                    ------------------------------


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

4. Termination and Disbursement. Unless earlier terminated by the provisions of the Agreement, the Agreement will terminate on March 31, 2005. Any assets remaining on such date shall be distributed in accordance with the terms of this Escrow Agreement.

5.   Investment Instructions.

     Escrow Account moneys will be invested in the Goldman Sachs' Treasury Obligations Fund #469.

6.   Authorized Officers.

     The  following  person  is  hereby   designated  and  appointed  as  Fila's
     authorized officer under the Agreement:

      Massimo Candela                     /s/ Massimo Candela
      ------------------------------      ------------------------------
      Name                                Specimen signature

      The following person is hereby designated and appointed as Dixon's authorized officer under the Agreement:

      Gino N. Pala                        /s/ Gino N. Pala
      ------------------------------      ------------------------------
      Name                                Specimen signature


7.   Authorized  Officer  Information.   The  following  information  should  be
     provided to the Escrow Agent separately by each authorized officer and any future authorized officer:

            1.  Date of Birth
            2.  Address
            3.  Mailing Address, if different
            4.  Social Security Number

8.   Notice Addresses.

     Principal Place of Business, if different than notice address in Section 4 of the Agreement:

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

     Fila: Same

     Dixon: Same

     Escrow Agent's notice address for Section 4 of the Agreement:

                  Wachovia Bank, National Association, as escrow agent Corporate Trust Bond Administration
                  225 Water Street, 3rd Floor, FL0122
                  Jacksonville, FL 32202
                  ATTENTION: Catherine Eddins
                  Facsimile: (904) 489-3131
                  Telephone: (904) 489-5410
                  E-mail: catherine.eddins@wachovia.com


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